                                                             EXHIBIT 99.17(a)

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on a proposal to reorganize your fund and combine it with a similar Flagship fund, facilitating the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THIS PROPOSAL IS IN
THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL. THE INTEGRATION OF NUVEEN & FLAGSHIP SHOULD LEAD TO THE FOLLOWING
BENEFITS:

     - Lower operating costs

     - Access to a wider range of investment products

     - Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
NUVEEN NEW JERSEY TAX-FREE VALUE FUND                             PROXY BALLOT


COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996



The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger, James
J. Wesolowski, and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Special Meeting of Shareholders of Nuveen
New Jersey Tax-Free Value Fund to be held on December 12, 1996, or any adjourn-ment or adjournments thereof:


1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of an Agreement and Plan of Reorganization.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                        NUV-NJ

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                             / /          / /          / /

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NUV-MS-2                  NUV-NJ

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on a proposal to reorganize your fund and combine it with a similar Flagship fund, facilitating the integration of the Nuveen and Flagship mutual fund families.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THIS PROPOSAL IS IN
THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL. THE INTEGRATION OF NUVEEN AND FLAGSHIP SHOULD LEAD TO THE FOLLOWING
BENEFITS:

     - Lower operating costs

     - Access to a wider range of investment products

     - Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
NUVEEN NEW YORK TAX-FREE VALUE FUND                                PROXY BALLOT


COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996



The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger, James
J. Wesolowski, and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Special Meeting of Shareholders of Nuveen
New York Tax-Free Value Fund to be held on December 12, 1996, or any adjournment or adjournments thereof:


1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of an Agreement and Plan of Reorganization.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                        NUV-NY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                             / /          / /          / /

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NUV-MS-2                  NUV-NY